UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

VILLAGE BANK AND TRUST FINANCIAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Village Bank and Trust Financial Corp. to be held on May 20, 2014 at 10:00 a.m. Eastern Daylight Time at the main office of Village Bank located at Watkins Centre, 15521 Midlothian Turnpike, Midlothian, Virginia. At the meeting, you will be asked to:

•	elect five directors for a term of three years each;
•	approve, in an advisory (non-binding) vote, the executive compensation disclosed in this Proxy Statement;
•	approve an amendment to Village Bank and Trust Financial Corp.’s Articles of Incorporation to authorize its board of directors to effect a reverse stock split of its common stock;
•	approve an amendment to the Village Bank and Trust Financial Corp. Incentive Plan;
•	ratify the appointment of BDO USA, LLP, as Village Bank and Trust Financial Corp.’s independent registered public accounting firm for the year ending December 31, 2014; and
•	transact such other business as may properly come before the Annual Meeting or any adjournments or postponement thereof.

Enclosed with this letter is a formal notice of the Annual Meeting, a Proxy Statement and a proxy card. Whether or not you plan to attend in person, it is important that your shares be represented at the Annual Meeting. Please complete, sign, date and return promptly the proxy card that is enclosed in this mailing. If you later decide to attend the Annual Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Annual Meeting, you may do so and your proxy will have no further effect.

We appreciate your continued support and look forward to seeing you at the Annual Meeting.

Sincerely,

William G. Foster, Jr.
President and Chief Executive Officer

Midlothian, Virginia
April 11, 2014

VILLAGE BANK AND TRUST FINANCIAL CORP.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 20, 2014

YOU ARE HEREBY NOTIFIED of and invited to attend the Annual Meeting of Shareholders of Village Bank and Trust Financial Corp., a Virginia corporation, to be held on May 20, 2014 at 10:00 a.m. Eastern Daylight Time at the main office of Village Bank located at Watkins Centre, 15521 Midlothian Turnpike, Midlothian, Virginia for the purpose of considering and voting upon the following:

1.	The election of five directors for a term of three years each;

2.	The approval, in an advisory (non-binding) vote, of the executive compensation disclosed in this Proxy Statement;

3.	The approval of an amendment to Village Bank and Trust Financial Corp.’s Articles of Incorporation to authorize its board of directors to effect a reverse stock split of its common stock;

4.	The approval of an amendment to the Village Bank and Trust Financial Corp. Incentive Plan;

5.	The ratification of the appointment of BDO USA, LLP as Village Bank and Trust Financial Corp.’s independent registered public accounting firm for the year ending December 31, 2014; and

6.	To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our board of directors has fixed the close of business on April 2, 2014 as the record date for determination of our shareholders entitled to receive notice of and to vote at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time upon approval of our shareholders without any notice other than by announcement at the Annual Meeting of the adjournment or postponement thereof, and any and all business for which notice is hereby given may be transacted at such adjourned or postponed Annual Meeting.

By Order of the Board of Directors,

Deborah M. Golding
Vice President, Corporate Secretary

Midlothian, Virginia
April 11, 2014

IMPORTANT NOTICE REGARDING THE AVAILABLITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON MAY 20, 2014

The Proxy Statement and the fiscal 2013 Annual Report to Shareholders on Form 10-K are available at www.villagebank.com/proxy.html.

PROXY STATEMENT OF

VILLAGE BANK AND TRUST FINANCIAL CORP.

15521 Midlothian Turnpike

Midlothian, Virginia 23113

FOR ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Village Bank and Trust Financial Corp. (the “Company”) to be used at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 20, 2014 at 10:00 a.m. Eastern Daylight Time at the main office of Village Bank located at Watkins Centre, 15521 Midlothian Turnpike, Midlothian, Virginia. The notice of Annual Meeting, the proxy card, and this Proxy Statement are being first mailed on or about April 16, 2014, to shareholders of record of the Company’s common stock as of the close of business on April 2, 2014 (the “Record Date”).

Who Can Vote

You can vote at the Annual Meeting if you owned shares of the Company’s common stock, par value $4.00 per share, as of the close of business on April 2, 2014, the Record Date. Each share of common stock is entitled to one vote. The number of shares outstanding and entitled to vote on the Record Date was 5,294,497. When you give the Company your proxy, you authorize the Company to vote your shares per your instructions whether or not you attend the Annual Meeting. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of common stock is necessary to constitute a quorum at the Annual Meeting.

Executing Your Right to Vote

By completing and returning the enclosed proxy card in time to be voted at the Annual Meeting, the shares represented by it will be voted in accordance with the instructions marked on the card. Signed but unmarked proxies will be voted on all business matters as recommended by the board of directors. A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of or against the relevant item.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner. “Broker shares” that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker nonvote.” Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker nonvotes will not be counted as voting in favor of or against the particular matter. A broker is prohibited from voting on the election of directors, the advisory vote on executive compensation, the amendment to the Company’s Articles of Incorporation and the amendment to the Village Bank and Trust Financial Corp. Incentive Plan without instructions from the beneficial owner; therefore, there may be broker nonvotes on Proposals One, Two, Three and Four. We expect that brokers will be allowed to exercise discretionary authority for beneficial owners who have not provided voting instructions with respect to Proposal Five; therefore, no broker nonvotes are expected to exist in connection with such proposal.

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Abstentions and broker nonvotes will not count as votes cast in any matters to be acted upon at the Annual Meeting. Therefore, abstentions and broker non-votes will have no effect on the voting on these matters at the meeting, with the exception of Proposal Three. Abstentions and broker nonvotes, if any, will have the effect of a vote against Proposal Three.

The board of directors does not know of any other matters that are to come before the Annual Meeting except for incidental, procedural matters. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by each proxy on such matters as determined by a majority of the board of directors.

Costs of Proxy Solicitation

The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by mail, the Company may also solicit proxies through its directors, officers, and employees. The Company will also request persons, firms, and corporations holding shares in their names or in the name of nominees that are beneficially owned by others to send proxy materials to and obtain proxies from those beneficial owners and will reimburse the holders for their reasonable expenses in doing so.

Changing Your Vote

Your presence at the Annual Meeting will not automatically revoke your proxy. However, you may revoke a proxy at any time prior to its exercise by: (1) filing a written notice of revocation with Deborah M. Golding, Corporate Secretary, which may be sent to Ms. Golding’s attention at 15521 Midlothian Turnpike, Suite 200, Midlothian, VA 23113; (2) delivering to the Company a duly executed proxy bearing a later date; or (3) attending the Annual Meeting and casting a ballot in person.

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PROPOSAL ONE – ELECTION OF DIRECTORS

The board of directors currently consists of thirteen directors that are divided into three classes (A, B and C). William G. Foster, Jr. was appointed to the board in February 2014 in connection with his appointment as the Company’s Chief Executive Officer and he will stand for election as a director in Class B at the Annual Meeting. The terms of office of four other directors of the Company will expire at the Annual Meeting and such directors have been nominated for election to serve as directors in Class B for a three-year term ending in 2017. Eight other directors will continue serving terms that end in either 2015 or 2016, as indicated below.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of common stock cast in the election of directors. If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the nominees named below. If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve, if elected. The board of directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the board of directors. There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected. No family relationships exist among any of the directors or between any of the directors and executive officers of the Company

The following biographical information discloses each nominee’s and incumbent director’s age, business experience in the past five years and the year each individual was first elected to the board of directors of the Company or its predecessor and current subsidiary, Village Bank (the “Bank”). In addition, the following information includes the particular experience, qualifications, attributes or skills that led the board of directors to conclude that the person should serve as a director. Unless otherwise specified, each nominee and incumbent director has held his current position for at least five years.

Nominees for Election as Directors

For Terms Expiring in 2017 (Class B)

R. T. Avery, III, 64, has been a director since 1998.  Mr. Avery is President and co-founder of Chesterfield Construction Services, Inc., which trades as Emerald Homes.  This company specializes in the “work force affordable” sector of the residential construction market. Mr. Avery has over 30 years of experience in real estate development and home building in central Virginia. This experience provides managerial expertise to the board of directors as well as an extensive knowledge of the real estate market in which the Bank operates. Mr. Avery currently serves as the Co-Chair of the Directors Loan Committee and is also a member of the Asset Quality Committee and Regulatory Oversight Committee.

William B. Chandler, 64, has been a director since 1998.  Mr. Chandler has developed significant managerial and marketing skills as a co-owner in two corporations: Manchester Industries, Inc., which converts board and paper into sheets from roll stock for the printing industries, and Plastex Fabricators, Inc., which is a fabricator of industrial and commercial plastics used for décor in the retail industry. He currently is responsible for engineering, construction, safety and production of Manchester Industries and serves as its Executive Vice President. He is also President of Plastex Fabricators located in Charlotte, North Carolina. Mr. Chandler currently serves as Chairman of the Compensation Committee and is also a member of the Audit Committee, Strategic Planning Committee and Regulatory Oversight Committee.

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R. Calvert Esleeck, Jr., 69, has been a director since 1998. He brings financial expertise and business leadership skills developed through owning and managing Murray & Esleeck, P.C., a certified public accounting firm in Chesterfield County, Virginia for 30 years before his retirement in 2008. Mr. Esleeck is a combat veteran of the Vietnam War where he served as a Marine infantry officer. He is also a founder of the Families of the Wounded Fund, Inc., an organization dedicated to helping the families of service members severely wounded in Iraq and Afghanistan who are being treated at McGuire Veterans Hospital. He was Past President of the Fund and currently serves on its board of directors. Mr. Esleeck qualifies as an audit committee financial expert under Securities and Exchange Commission (“SEC”) guidelines. Mr. Esleeck currently serves as Co-Chair of the Audit Committee and is also a member of the Asset Quality Committee, Nominating and Corporate Governance Committee and Regulatory Oversight Committee.

Charles E. Walton, 68, has been a director since 2008 when River City Bank merged with the Bank. He formerly served as a director of River City Bank.  Mr. Walton is the owner of Charles E. Walton & Co., P.C., a certified public accounting firm. Mr. Walton provides accounting and auditing experience, as well as investment and business advisory skills that are critical for the Company.  Mr. Walton qualifies as an audit committee financial expert under SEC guidelines.  Mr. Walton currently serves as Co-Chair of the Audit Committee and is also a member of the Compensation Committee and Regulatory Oversight Committee.

William G. Foster, Jr., 52, has served as Chief Executive Officer of the Company and the Bank since March 1, 2014. He has served as President of the Company and the Bank since August 2013. He previously served as Senior Vice President and Chief Credit Officer of the Bank since March 2012. Prior thereto, he was an independent consultant focusing on business restructuring, turnaround and strategic planning. From March 1990 until April 2008, he served in several executive leadership roles with SunTrust Bank, including Group Executive Vice President-MidAtlantic Commercial Real Estate Banking, Senior Managing Director and Senior Credit Officer for Corporate and Investment Banking, and Group Executive Vice President-MidAtlantic Commercial Banking Line of Business. Mr. Foster has more than 26 years of banking industry experience, which has afforded him broad knowledge and a keen understanding of all aspects of banking. In addition to his banking experience, he currently serves on the Cabinet for the Chesterfield Business Council of the Greater Richmond Chamber of Commerce and is on the board of directors of the Chesterfield Chamber of Commerce. Mr. Foster currently serves on the Bank’s Executive Committee, Strategic Planning Committee, Asset Quality Committee and is an Advisory Member of the Compensation Committee. He is also a member of the board of directors of Village Bank Mortgage Corporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE

SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Incumbent Directors

Whose Terms Will Expire in 2015 (Class C)

Donald J. Balzer, Jr., 59, has been a director since 1998. Mr. Balzer is a Licensed Professional Engineer who served as President of Balzer & Associates, Inc. and as Chairman of its board of directors until his retirement in 2005. He currently serves as President of Cross Creek Development Corp. and is a Class A Licensed Contractor with Benchmark Construction. He also serves on the board of Powhatan County’s Economic Development Authority. These responsibilities allow Mr. Balzer to bring financial, investment, and real estate development experience to the board of directors. Mr. Balzer currently serves as a member of Nominating and Corporate Governance Committee, Directors Loan Committee, Asset Quality Committee and Regulatory Oversight Committee.

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Michael A. Katzen, 60, has been a director since 2008 when River City Bank merged with the Bank. He formerly served as a director of River City Bank. Mr. Katzen is a partner in the law firm of Katzen & Frye, P.C. His experience with real estate law provides the board of directors with expertise in evaluating significant loan relationships as well as working out nonperforming loans collateralized by real estate. Mr. Katzen currently serves as a Chairman of the Strategic Planning Committee. He is also a member of the Executive Committee, Directors Loan Committee, Asset Quality Committee and Regulatory Oversight Committee. He also serves on the board of directors of Village Bank Mortgage Corporation.

Michael L. Toalson, 61, has been a director since 2004. Mr. Toalson is Chief Executive Officer of the Home Builders Association of Virginia (“HBAV”). He heads the HBAV lobbying team before state lawmakers and regulators and is the chief administrative officer of the 3,000 member business organization. His familiarity with various home builders and the Virginia real estate market in general are invaluable to the board of directors in evaluating significant loan relationships and marketing the Bank’s services to the home building community. Mr. Toalson currently serves as Chairman of the Asset Quality Committee and is also as a member of the Compensation Committee and Regulatory Oversight Committee. He also serves on the board of directors of Village Bank Mortgage Corporation.

O. Woodland Hogg, Jr., 68, has been a director since 2008 when River City Bank merged with the Bank. He formerly served as a director of River City Bank. Mr. Hogg is the owner and principal broker of ERA Woody Hogg & Associates, a real estate brokerage business. He brings managerial skills as well as a keen knowledge of the real estate market in central Virginia to the board of directors. Mr. Hogg currently serves as a member of the Executive Committee, Directors Loan Committee, Strategic Planning Committee and Regulatory Oversight Committee. He also serves on the board of directors of Village Bank Mortgage Corporation.

Incumbent Directors

Whose Term Will Expire in 2016 (Class A)

Craig D. Bell, 56, is a founder of the Bank and has been a director since 1998. Mr. Bell is Chairman of the board of directors of the Company. He is a partner with the law firm of McGuireWoods LLP, where he is the Chair of the Tax and Employee Benefits Department and is the head of the State and Local Tax and Tax Litigation Groups. McGuireWoods is a 1,000 attorney international law firm having offices in twelve states and five countries. Mr. Bell is an Emeritus Director of the Community Tax Law Project, a non-profit provider of pro bono tax assistance to low income families and its former President; a Fellow of the American College of Tax Council; former Chair of both the Virginia State Bar Section of Taxation and the Virginia Bar Association Tax Section; a Barrister member of the Edgar J. Murdock Inn of Court for Tax; an adjunct Professor of Law at the College of William and Mary School of Law; and a Trustee of both the Virginia War Museum and the Henricus Park Foundation. Mr. Bell retired from the Army Reserves in 2006 as a Lieutenant Colonel after completing 27 years of service. As a result of this experience, Mr. Bell brings leadership and decision making skills to the board of directors. Mr. Bell currently serves as Chairman of the Executive Committee, Chairman of the Nominating and Corporate Governance Committee, and Chairman of the Regulatory Oversight Committee. He is also a member of the Compensation Committee and Strategic Planning Committee.

John T. Wash, 69, has been a director since 2008 when River City Bank merged with the Bank. He formerly served as a director of River City Bank. Mr. Wash has developed significant managerial and marketing skills as a real estate investor and Managing Partner of Hanover Plaza, LLC and Bay Court Associates, LLC since 1988. In addition, Mr. Wash was previously President of Galeski Optical from 1999 to 2005 and owner of Hanover Cleaners & Tuxedo Rentals from 1978 to 2008. Mr. Wash currently serves as Co-Chair of the Directors Loan Committee and is also a member of the Compensation Committee, Nominating and Corporate Governance Committee and Regulatory Oversight Committee.

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George R. Whittemore, age 64, has been a director since 1998. Mr. Whittemore is retired. He is a member of the board of directors of Supertel Hospitality, Inc., a publicly traded real estate investment trust that owns hotels and currently serves as chairman of its compensation committee and is a member of its audit committee. He was a consultant to Supertel Hospitality from August 2004 to August 2005 and its president from November 2001 to August 2004. Mr. Whittemore served as director and Senior Vice President/Senior Administrative Officer of Anderson & Strudwick, Inc., a brokerage and investment banking firm from November 1996 until November 2001. He was President/Chief Executive Officer of Pioneer Financial Corporation and its subsidiary, Pioneer Federal Savings Bank, from September 1982 until its merger with Signet Banking Corporation (now Wells Fargo Corporation) in August 1994. Mr. Whittemore was a director of Prime Group Realty Trust, Inc., a real estate investment trust that owned commercial office buildings, and served as chairman of its audit committee from July 2005 until December 2012. He is also a director of Lightstone Value Plus REIT (since July 2006) and Lightstone Value Plus REIT II (since June 2008), both non-publicly traded real estate investment trusts that own various types of commercial real estate and related investments, and is a member of the audit committee of both companies. Mr. Whittemore provides experience in banking, investment banking, commercial real estate, and public company management and board experience that are important to the Company. Mr. Whittemore currently serves as a member of the Directors Loan Committee, Audit Committee, Asset Quality Committee, Nominating and Corporate Governance Committee and Regulatory Oversight Committee. He is also a member of the board of directors of Village Bank Mortgage Corporation.

Thomas W. Winfree, 69, has been a director since 2001. Mr. Winfree has been a Virginia banker for more than 45 years and served as Chief Executive Officer and President of the Company from its inception until his retirement on February 28, 2014. He has also served as President of the Bank from 2001 to August 2013 and as Chief Executive Officer of the Bank from 2001 until his retirement in February 2014. This experience afforded him broad knowledge and a keen understanding of all aspects of banking. In addition to his banking experience, he served as President of the Chesterfield Chamber of Commerce during 2004 and was appointed to again serve on the Chamber’s board of directors in 2009-2010. Mr. Winfree is also a founding member and Director of the Families of the Wounded Fund, Inc., an organization dedicated to helping the families of soldiers severely wounded in Iraq and Afghanistan who are being treated at McGuire Veterans Hospital. He currently serves on the Bon Secours Health Systems Joint Hospitals board where he was Chairman of the board from 2010 through 2013, the St. Francis Medical Center Citizens board, the Greater Richmond Chamber of Commerce board, the Better Business board serving Central Virginia, Richmond’s Capital Region Collaborative, and the Goochland Rotary Club. Mr. Winfree currently serves as Vice-Chairman of the Board of Directors and Vice-Chairman of the Executive Committee of both the Company and the Bank. He is also a member of the Directors Loan Committee, Asset Quality Committee and Regulatory Oversight Committee. He also serves as Chairman of the board of directors of Village Bank Mortgage Corporation.

Executive Officers Who Are Not Directors

Dennis J. Falk, 55, has served as Executive Vice President-Chief Administrative Officer and Treasurer since January 2012 and as Senior Vice President-Treasurer/Controller from December 2009 to December 2011. Prior to that, Mr. Falk served as Senior Vice President-Commercial Banking for the Bank from April 2006 to December 2009. Prior to his service at the Bank, Mr. Falk served as Senior Vice President for SunTrust Bank and was employed by SunTrust (and its predecessor bank in the MidAtlantic region, Crestar Bank) for 14 years. Mr. Falk has over 33 years of banking industry experience.

James E. Hendricks, Jr., 50, has served as Executive Vice President and Chief Credit Officer since March 1, 2014 and as Director of Special Assets since September 2013. Prior to that, Mr. Hendricks served at SunTrust Bank as the Senior Vice President and Mortgage Chief Operational Risk Officer from December 2012 to April 2013, Senior Vice President and Consumer Banking Chief Operational Risk Officer from November 2009 to December 2012, and as Senior Vice President and Consumer Lending Credit and Compliance Risk Officer from August 1999 to November 2009. Mr. Hendricks has over 29 years of banking industry experience.

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Rebecca L. “Joy” Kline, 56, has served as Executive Vice President–Retail of the Bank since September 2009. Prior to that, Mrs. Kline served as Vice President-Retail Manager of the Bank since 2006. Prior to her service to the Bank, Mrs. Kline was First Vice President of First Market Bank and Senior Vice President of Central Fidelity Bank. Mrs. Kline has over 35 years of banking industry experience.

Jerry W. Mabry, 66, has served as President and CEO of Village Bank Mortgage Corporation since April 2007.  Prior to joining the Mortgage Corporation, Mr. Mabry served as a Senior Vice President for Benchmark Mortgage Corp and as Executive Vice President of Home Loan Corp.  Mr. Mabry has over 44 years of experience in mortgage banking.

Max C. Morehead, Jr., 50, has served as Managing Director-Commercial Banking since March 2014. He has 27 years banking experience at SunTrust Bank (and its predecessor bank in the Mid-Atlantic region, Crestar Bank) and First Citizens Bank. During the majority of his 25 years at SunTrust, Mr. Morehead held various positions, including managing commercial and business banking groups. He is a 1986 graduate of the Virginia Military Institute.

Raymond E. Sanders, 60, has served as Executive Vice President of the Company since its inception. He has served as Executive Vice President and Chief Operating Officer of the Bank since June 2004; and also as Chief Risk Officer since 2010. He served as Senior Vice President-Retail Banking from July 2002 to June 2004. Mr. Sanders previously served as President of Seasons Mortgage Group from October 1993 until the company was sold in May 2001. He has over 35 years of experience in retail and mortgage banking.

C. Harril Whitehurst, Jr., 63, has served as Executive Vice President and Chief Financial Officer of the Company since its inception. He has served as Executive Vice President and Chief Financial Officer of the Bank since September 2003. He serves on the Board of Chesterfield County’s Economic Development Authority. Mr. Whitehurst has over 40 years of banking industry experience, including 25 years in public accounting as a partner of an international public accounting firm. He also serves on the board of directors of Village Bank Mortgage Corporation.

SECURITY OWNERSHIP

Security Ownership of Management

The following table sets forth, as of March 21, 2014, unless otherwise noted, certain information with respect to the beneficial ownership of shares of common stock by each of the directors and director nominees, by the executive officers named in the “Summary Compensation Table” below, and by such directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director or executive officer living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

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VILLAGE BANK AND TRUST FINANCIAL CORP.
Beneficial Ownership

	Amount and Nature of	Percent of
Name	Beneficial Ownership	Class (%)

Directors
R. T. Avery, III (1)	164,088	3.07%
Donald J. Balzer, Jr. (2)	178,520	3.34%
Craig D. Bell (3)	164,089	3.07%
William B. Chandler (4)	147,145	2.76%
R. Calvert Esleeck, Jr. (5)	118,020	2.21%
William G. Foster, Jr. (6)	146,994	2.75%
O. Woodland Hogg (7)	111,345	2.09%
Michael A. Katzen (8)	84,044	1.57%
Michael L. Toalson (9)	85,875	1.61%
Charles E. Walton (10)	94,706	1.77%
John T. Wash (11)	72,406	1.36%
George R. Whittemore (12)	106,945	2.00%
Thomas W. Winfree (13)	129,602	2.43%

Named Executive Officers
Raymond E. Sanders (14)	19,739	*
C. Harril Whitehurst, Jr. (15)	30,066	*

Directors and executive officers
as a group (20 persons)	1,733,416	32.47%
______________________________________

* Indicates that holdings amount to less than 1% of the outstanding shares of common stock.

(1)	Amount disclosed includes 13,500 shares of common stock owned by Mr. Avery; 5,200 shares of common stock in Mr. Avery’s Simplified Employee Pension Plan; 1,200 shares of common stock in Mr. Avery’s IRA account; 9,700 shares of common stock in Mr. Avery’s 401(k) account; 4,070 shares of common stock owned by Mr. Avery’s son; 49,773 shares of common stock owned by Mr. Avery’s spouse, and 80,645 shares of common stock held by the Trustee under the Village Bank Outside Directors Deferral Plan Trust FBO Raymond T. Avery, III.
(2)	Amount disclosed includes 71,825 shares of common stock owned by Mr. Balzer; 3,265 shares of common stock in Mr. Balzer’s IRA account; 5,800 shares of common stock owned by DJB Family Ltd. Partnership; 7,629 shares of common stock owned by Mr. Balzer’s children; and 90,001 shares of common stock held by the Trustee under the Village Bank Outside Directors Deferral Plan Trust FBO Donald J. Balzer, Jr.
(3)	Amount disclosed includes 49,001 shares of common stock owned by Mr. Bell; 4,100 shares of common stock in Mr. Bell’s IRA account; 100 shares of common stock owned jointly with Mr. Bell’s brother, and 104,888 shares of common stock held by the Trustee under the Village Bank Outside Directors Deferral Plan Trust FBO Craig D. Bell.
(4)	Amount disclosed includes 60,500 shares of common stock owned by Mr. Chandler; 6,000 shares of common stock owned by Mr. Chandler’s children; and 80,645 shares of common stock held by the Trustee under the Village Bank Outside Directors Deferral Plan Trust FBO William B. Chandler.

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(5)	Amount disclosed includes 20,400 shares of common stock owned by Mr. Esleeck, of which 9,000 shares are held jointly with Mr. Esleeck’s spouse; 190 shares of common stock in Mr. Esleeck’s Roth IRA account; 1,766 shares of common stock in Mr. Esleeck’s IRA account; 9,712 shares of common stock owned by Mr. Esleeck’s spouse; 5,307 shares of common stock owned by Mr. Esleeck’s children; and 80,645 shares of common stock held by the Trustee under the Village Bank Outside Directors Deferral Plan Trust FBO R. Calvert Esleeck, Jr.
(6)	Amount disclosed includes 80,645 shares of common stock owned by Mr. Foster, of which 70,645 shares are held jointly with his spouse; options to acquire 5,000 shares of common stock; and a restricted stock award (time-based) of 61,349 shares, of which none have vested.
(7)	Amount disclosed includes 92,348 shares of common stock owned by Mr. Hogg, of which 21,707 shares are held jointly with Mr. Hogg’s spouse; 5,440 shares of common stock in Mr. Hogg’s IRA account; 5,505 shares of common stock owned by Mr. Hogg’s spouse; and 8,052 shares of common stock held by the Trustee under the Village Bank Outside Directors Deferral Plan Trust FBO O. Woodland Hogg, Jr.
(8)	Amount disclosed includes 21,340 shares of common stock owned by Mr. Katzen, of which 18,340 shares are held jointly with Mr. Katzen’s spouse; and 62,704 shares of common stock held by the Trustee under the Village Bank Outside Directors Deferral Plan Trust FBO Michael A. Katzen.
(9)	Amount disclosed includes 4,000 shares of common stock owned by Mr. Toalson jointly with his spouse; 58,194 shares of common stock in Mr. Toalson’s IRA account; and 23,682 shares of common stock held by the Trustee under the Village Bank Outside Directors Deferral Plan Trust FBO Michael L. Toalson.
(10)	Amount disclosed includes 81,716 shares of common stock owned by Mr. Walton, of which 4,000 shares are held jointly with Mr. Walton’s spouse: 11,410 shares of common stock in Mr. Walton’s IRA account; 830 shares of common stock in Mr. Walton’s ROTH IRA account; and 750 shares of common stock owned by Mr. Walton’s spouse.
(11)	Amount disclosed includes 64,516 shares of common stock owned by Mr. Wash; and 7,890 shares of common stock in Mr. Wash’s IRA account.
(12)	Amount disclosed includes 2,600 shares of common stock owned by Mr. Whittemore; 49,384 shares of common stock in Mr. Whittemore’s IRA account; 17,500 shares of common stock owned by Mr. Whittemore’s spouse; and 34,961 shares of common stock held by the Trustee under the Village Bank Outside Directors Deferral Plan Trust FBO George R. Whittemore.
(13)	Amount disclosed includes 112,912 shares of common stock owned by Mr. Winfree; 1,022 shares of common stock in Mr. Winfree’s IRA account; 1,323 shares of common stock in Mr. Winfree’s Roth IRA account; 200 shares of common stock owned by Mr. Winfree’s son; and options to acquire 14,145 shares of common stock.
(14)	Amount disclosed includes 10,739 shares of common stock owned by Mr. Sanders; and options to acquire 9,000 shares of common stock.
(15)	Amount disclosed includes 25,066 shares of common stock owned by Mr. Whitehurst, of which 16,129 is held jointly with spouse; and options to acquire 5,000 shares of common stock.

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of March 21, 2014, unless otherwise noted, certain information known to the Company with respect to the beneficial ownership of shares of common stock by owners of 5% or more of the outstanding shares of the Company’s common stock. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of such owner living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby such owner can vest title in himself at once or at some future time.

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Certain Beneficial Owners

	Amount and Nature of	Percent of
Name	Beneficial Ownership	Class (%)

John S. Clark	354,669	6.64%
1633 Broadway, 30th Floor
New York, NY 10019

Mr. Clark beneficially owns 354,669 shares of common stock. Mr. Clark has sole voting and dispositive power with respect to 322,669 shares of common stock, which includes 12,000 shares of common stock held by trusts for which he serves as sole trustee. Mr. Clark has shared voting and dispositive power with respect to 32,000 shares of common stock deemed beneficially owned by his spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of common stock, to file reports of ownership and changes in ownership of common stock.  Officers and directors are required by regulations to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during fiscal year 2013, there were five late filings, specifically a Form 4 for Craig D. Bell for stock options issued July 15, 2013, Form 4 for Raymond E. Sanders, Jr. for stock options issued July 15, 2013 and September 26, 2013, a Form 4 for C. Harril Whitehurst, Jr. for stock options issued September 26, 2013, and a Form 4 for George R. Whittemore for stock options issued July 15, 2013. All other directors and executive officers complied with all applicable Section 16(a) filing requirements.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

General

The business and affairs of the Company are managed under the direction of the board of directors in accordance with the Virginia Stock Corporation Act and the Company’s Articles of Incorporation and Bylaws. Members of the board are kept informed of the Company’s business through discussions with the President and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the board of directors and its committees.

Board Leadership

The positions of Chairman of the board of directors and President and Chief Executive Officer of the Company are held by separate persons due to the distinct and time consuming natures of these roles. The principal role of the President and Chief Executive Officer is to manage the business of the Company in a safe, sound, and profitable manner. The role of the board of directors, including its Chairman, is to provide independent oversight of the President and Chief Executive Officer, to oversee the business and affairs of the Company for the benefit of its shareholders, and to balance the interests of the Company’s diverse constituencies including shareholders, customers, employees, and communities.

Each board member of the Company also serves as a director of the Bank. Our directors are also actively involved in our strategic planning process and the management of our nonperforming assets.

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Independence of the Directors

The board of directors has determined that the following eleven individuals of its thirteen current members are independent as defined by applicable SEC rules and the listing standards of the NASDAQ Stock Market (“NASDAQ”): R. T. Avery, III, Donald J. Balzer, Jr., Craig D. Bell, William B. Chandler, R. Calvert Esleeck, Jr., O. Woodland Hogg, Jr., Michael A. Katzen, Michael L. Toalson, Charles E. Walton, John T. Wash, Sr. and George R. Whittemore. In reaching this conclusion, the board of directors considered that the Company and its subsidiary conduct business with companies of which certain members of the board of directors or members of their immediate families are or were directors or officers.

In addition to the matters discussed below under “Certain Relationships and Related Transactions”, the board of directors considered the following relationships between the Company and two of its directors to determine whether such directors were independent under applicable SEC rules and NASDAQ’s listing standards:

•	Donald J. Balzer, Jr. is a member of the board of directors of Balzer & Associates, Inc., an architectural, engineering, surveying and landscape architectural firm. The Company paid Balzer & Associates approximately $67,532 to provide engineering and landscape design services in 2013.
•	Craig D. Bell is a partner with the law firm of McGuire Woods LLP. The Company paid McGuire Woods, LLP approximately $75,281 in legal fees in 2013.

There were no other relationships between the Company and its directors except as disclosed below under “Certain Relationships and Related Transactions”.

Board and Committee Meeting Attendance

In 2013, there were 13 meetings of the Company’s board of directors and 14 meetings of the Bank’s board of directors. Each incumbent director attended greater than 75% of the aggregate number of meetings of the board of directors and meetings of committees of which the director was a member in 2013.

Executive Sessions

The board of directors expects to hold executive sessions of independent directors at each board meeting. At least one executive session is held for the purpose of evaluating the President and Chief Executive Officer. Any independent director can request that an executive session be scheduled.

Board’s Role in Risk Oversight

The board of directors oversees risk management to be reasonably certain that the Company’s risk management policies, procedures, and practices are consistent with corporate strategy and functioning appropriately.

The board of directors performs its risk oversight in several ways. The board of directors establishes standards for risk management by approving policies that address and mitigate the Company’s most material risks. These include policies addressing credit risk, interest rate risk, capital risk, and liquidity risk, as well as Bank Secrecy Act/Anti-Money-Laundering compliance. The board of directors also monitors, reviews, and reacts to risk through various reports presented by management, internal and external auditors, and regulatory examiners.

The board of directors conducts certain risk oversight activities through its committees with direct oversight over specific functional areas. The risk oversight activities of the Audit, Compensation, Executive, Nominating and Corporate Governance Committees are described in the “Committees of the Board” section of this Proxy Statement, below; in the “Executive Compensation” section, beginning on page 16, and in the “Audit Information” section, beginning on page 34.

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The board of directors is empowered to create additional standing and ad hoc committees to facilitate regular monitoring and deeper analysis of matters that may arise from time to time. The board of directors also meets regularly in executive session to discuss a variety of topics, including risk, without members of management present.

In the foregoing ways, the full board of directors is able to monitor the Company’s risk profile and risk management activities on an ongoing basis.

Committees of the Board

The Company has an Audit Committee, Compensation Committee, Executive Committee and Nominating and Corporate Governance Committee.

Audit Committee

The Company’s Audit Committee assists the board of directors in fulfilling its oversight responsibility to the shareholders relating to the integrity of the Company’s financial statements, compliance with legal and regulatory requirements and the qualifications, independence and the performance of the internal audit function. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company The board of directors has adopted a written charter for the Audit Committee. A copy of the charter is available at our website at www.villagebank.com under “Investor Relations-Governance Documents”.

In 2013, the members of the Audit Committee were Messrs. Esleeck, Walton and Chandler and Mr. Whittemore joined the Committee in January 2014. The board of directors, in its business judgment, has determined that such directors are independent as defined by NASDAQ’s listing standards and SEC regulations. The board of directors also has determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. Esleeck and Mr. Walton qualify as audit committee financial experts as defined by SEC regulations.

The Audit Committee met seven times in 2013. For additional information regarding the Audit Committee, see “Audit Information – Audit Committee Report” later in this Proxy Statement.

Compensation Committee

The Company’s Compensation Committee assists the board of directors in fulfilling their responsibility to the shareholders to ensure that the Company's officers, key executives, and board members are compensated in accordance with the Company's total compensation objectives and executive compensation policy. The Compensation Committee advises and recommends for approval compensation policies, strategies, and pay levels necessary to support organizational objectives. The board of directors has adopted a written charter for the Compensation Committee.  A copy of the charter is also available at our website at www.villagebank.com under “Investor Relations,” “Governance Documents”.

In 2013, the members of the Compensation Committee were Messrs. Chandler, Bell, Hogg, Toalson, Walton and Wash, all of whom the board in its business judgment has determined are independent as defined by NASDAQ’s listing standards and SEC regulations.

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The Compensation Committee’s primary objective is to provide competitive levels of compensation to attract, retain and reward outstanding executive officers. In a highly competitive community banking marketplace, excellent leadership is essential.  Our executive officers are expected to manage the business of the Company in a manner that promotes its growth and profitability for the benefit of our shareholders.  To that end, we believe that:

•	Our key executives should have compensation opportunities at levels that are competitive with peer institutions;

•	Total compensation should include significant “at risk” components that are linked to annual and longer term performance results; and

•	Stock-based compensation should form a key component of total compensation as a means of linking executive management to the long term performance of the Company and aligning their interests with those of shareholders.

The Compensation Committee’s compensation philosophy with respect to its executive officers is one of pay for performance.  Accordingly, an executive officer’s annual compensation consists of a base salary, an annual monetary bonus and stock-based compensation.  The annual monetary bonus is utilized to reward our executives for achieving short-term financial and productivity goals, and stock-based compensation is utilized for achieving long-term financial and productivity goals. The Compensation Committee evaluates all compensation plans to ensure that they do not encourage unnecessary or excessive risk. No monetary bonus has been paid any executive officer for the last two years.

The Compensation Committee has engaged Lockton Companies, LLC as an independent executive compensation advisor.  The compensation advisor advises the Compensation Committee on matters relating to compensation benchmarking, staying current with regulatory and legal issues related to executive compensation, and designing appropriate compensation programs. As part of its consultation with the Compensation Committee, the compensation advisor provides the Committee with peer group comparisons. The Compensation Committee has direct access to the consultant and control over its engagement. The Compensation Committee has determined that the work of the compensation advisor and its employees as compensation consultants to the Company has not created any conflict of interest.

  The Compensation Committee met four times in 2013.

Executive Committee

When the board of directors is not in session, the Executive Committee is authorized to exercise all of the board of director’s power except for certain responsibilities of the board of directors, such as approval of an amendment of the articles of incorporation, a plan of merger or consolidation or the issuance of stock.

In 2013, the members of the Executive Committee were Messrs. Bell (Chairman), Balzer and Winfree. Messrs. Foster, Katzen and Hogg were appointed to the Executive Committee in 2014. The Executive Committee met five times in 2013.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for selecting and recommending to the board of directors with respect to (i) nominees for election at the Annual Meeting of Shareholders and (ii) nominees to fill board vacancies. The board of directors has adopted a written charter for the Nominating and Corporate Governance Committee, a copy of which is available at our website at www.villagebank.com under “Investor Relations,” “Governance Documents”.

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In 2013, the members of the Nominating and Corporate Governance Committee were Craig D. Bell, Donald J. Balzer, Jr., R. Calvert Esleeck, Jr., Michael A. Katzen and George R. Whittemore, all of whom the board of directors in its business judgment has determined are independent as defined by NASDAQ’s listing standards and SEC regulations.

The Nominating and Corporate Governance Committee did not meet during the year ended December 31, 2013.

Director Nomination Process

In identifying potential nominees, the Nominating and Corporate Governance Committee takes into account such factors as it deems appropriate, including the current composition of the board of directors, the range of talents, experiences and skills that would best complement those that are already represented on the board of directors, the balance of management and independent directors and the need for specialized expertise. The Nominating and Corporate Governance Committee considers candidates for board membership suggested by its members and by management, and the independent directors will also consider candidates suggested informally by a shareholder of the Company

In the consideration of director nominees, including any nominee that a shareholder may submit, the Nominating and Corporate Governance Committee considers, at a minimum, the following factors for new directors, or the continued service of existing directors:

•	The ability of the prospective nominee to represent the interests of the shareholders of the Company;
•	The prospective nominee’s standards of integrity, commitment and independence of thought and judgment;
•	The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;
•	The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the board of directors; and
•	The prospective nominee’s involvement within the communities the Company serves.

Shareholders entitled to vote for the election of directors may recommend candidates for the Nominating and Corporate Governance Committee to consider formally in connection with an annual meeting as long as the recommendation is made on or before the last date on which a shareholder may nominate an individual for election to the board of directors under the Company's Bylaws.

Under the process used by the Company for selecting new board candidates, the President and Chief Executive Officer and the board of directors identify the need to add a new board member with specific qualifications or to fill a vacancy on the board. The Chairman of the board of directors will initiate a search, working with staff support and seeking input from board members and executive management, hiring a search firm, if necessary, and considering any candidates recommended by shareholders. An initial slate of candidates that will satisfy criteria and otherwise qualify for membership on the board may be presented to the board of directors. A determination is made as to whether board members have relationships with preferred candidates and can initiate contacts. The President and Chief Executive Officer and the Chairman of the board of directors interview prospective candidates. The board of directors meets to conduct further interviews of prospective candidates, if necessary or appropriate, and to consider and recommend final candidates for approval.

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Director Compensation

Members of the board of directors of the Company do not receive fees for their service as directors. However, all of the directors of the Company also serve as directors of the Bank. As compensation for their service to the Bank, each member of the board of directors receives fees as follows:

•	an annual retainer fee of $10,000, paid quarterly in increments of $2,500;
•	an attendance fee of $500 for each meeting of the board attended ($650 for the Chair of the board); and
•	an attendance fee of $200 for each meeting of a committee attended ($300 for the Chair of the committee), with the exception that the Audit Committee members receive $300 for each meeting attended ($450 for the Chair of the committee).

Board members who are also officers do not receive any additional compensation above their regular salary for board service or attending committee meetings.

Board members who also serve on the Village Bank Mortgage Corporation board include O. Woodland Hogg, Jr., Michael A. Katzen, Michael L. Toalson, George R. Whittemore and Thomas W. Winfree. Each of the non-employee Directors received $200 per quarterly meeting for attending such meetings.

In 2005, the Company adopted the Outside Directors Deferral Plan under which non-employee directors of the Bank have the opportunity to defer receipt of all or a portion of their compensation until retirement or departure from the board of directors. Any amounts deferred under this plan are maintained in an account for the benefit of the director and are credited annually with interest on the deferred amount at a rate established by the board of directors in its sole discretion prior to the beginning of each plan year.

In August 2013, Thomas W. Winfree stepped down from his position as President of the Company and the Bank and entered into a new employment agreement pursuant to which he continued to serve as Chief Executive Officer until his eventual retirement in February 2014. Mr. Winfree continues to serve as a member of the board of directors of the Company and the Bank. Further information about Mr. Winfree’s employment agreements is included under “Executive Compensation – Employment and Change-in-Control Agreements with Named Executive Officers.”

The following table provides information concerning the compensation of all non-employee directors for the year ended December 31, 2013:

Director Compensation for 2013

	Fees Earned
	or Paid
Name	in Cash ($)		Total ($)

R.T. Avery, III	$18,350	(1)	$18,350
Donald J. Balzer, Jr.	20,600	(1)	20,600
Craig D. Bell	23,350	(1)	23,350
William B. Chandler	20,750	(1)	20,750
R. Calvert Esleeck, Jr.	22,550	(1)	22,550
O. Woodland Hogg, Jr.	19,600		19,600
Michael A. Katzen	21,000	(1)	21,000
Michael L. Toalson	21,300		21,300
Charles E. Walton	20,750		20,750
John T. Wash, Sr.	19,500		19,500
George R. Whittemore	22,400		22,400

(1) All fees earned by the director were deferred for the year ended December 31, 2013.

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Annual Meeting Attendance

The Company encourages members of the board of directors to attend the Annual Meeting of shareholders. All twelve members of the board at that time attended the 2013 Annual Meeting.

Communications with Directors

Any director may be contacted by writing to the named director, c/o the Company, P.O. Box 330, 15521 Midlothian Turnpike, Suite 200, Midlothian, Virginia 23113. Communications to the non-management directors as a group may be sent to the same address, c/o the Corporate Secretary of the Company. The Company promptly forwards all such correspondence to the indicated directors.

EXECUTIVE COMPENSATION

Executive Officer Compensation

The following table presents information concerning the compensation of the named executive officers for services rendered in all capacities to the Company and the Bank.

Summary Compensation Table

					Nonqualified
			Stock	Option	Deferred		All Other
Name and Principal			Awards	Awards	Compensation		Compensation
Position	Year	Salary ($)	($) (2)	($) (2)	Earnings		($) (4)	Total

Thomas W. Winfree (1)	2013	$211,925	$-	$-	$163,384	(3)	$9,260	$384,569
President and Chief	2012	210,000	-	-	26,506		4,494	241,000
Executive Officer

William G. Foster (1)	2013	181,573	84,048	-	61,776		10,675	338,072
President and Chief
Executive Officer

C. Harril Whitehurst, Jr.	2013	175,852	-	4,845	50,557		10,790	242,044
Executive Vice President/	2012	175,000	-	-	31,372		7,281	213,653
Chief Financial Officer

Raymond E. Sanders	2013	171,700	-	6,774	50,557		10,467	239,498
Executive Vice President/	2012	170,106	-	-	31,372		6,977	208,455
Chief Operating Officer

______________________________________________

(1) Mr. Winfree retired effective February 28, 2014 and Mr. Foster assumed his duties as President and Chief Executive Officer.

(2) The amounts represent the aggregate grant date fair value of each award calculated in accordance with FASB ASC Topic 718.  Assumptions used in the calculation of these amounts are included in Note 14 of the Company's audited financial statements for the year ended December 31, 2013 included in the Form 10-K filed with the SEC on March 26, 2014.

(3) Amount reflects an increase in the duration of his supplemental retirement plan benefit payments from 15 years to 20 years.

(4) Amounts shown in the "All Other Compensation" column are detailed in the following table:

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All Other Compensation

			Company
			Contributions	Company	Cancer
		Life	to Retirement	Vehicle /	Policy
Name and Principal		Insurance	and 401(k)	Automobile	Insurance
Position	Year	Premium	Plans	Allowance	Premium	Total

Thomas W. Winfree	2013	$4,591	$4,242	$-	$427	$9,260
	2012	4,067	-		427	4,494

William G. Foster	2013	338	3,632	6,000	705	10,675

C. Harril Whitehurst, Jr.	2013	1,026	3,386	6,000	378	10,790
	2012	903	-	6,000	378	7,281

Raymond E. Sanders	2013	655	3,434	6,000	378	10,467
	2012	599	-	6,000	378	6,977

Mr. Winfree has an employment agreement with the Company and the Bank, and Messrs. Foster, Whitehurst and Sanders have employment agreements with the Bank. Mr. Foster also has an employment agreement with the Company which is currently being reviewed by the regulatory entities. Additional information on these employment agreements is described later in this Proxy Statement. Information on the components of executive compensation is set forth below.

Salary. A competitive salary for executive management is essential. Furthermore, flexibility to adapt to the particular skills of an individual or the specific needs of the Company is required. Proposed salary adjustments for executive management are presented to the Compensation Committee by the Chief Executive Officer, typically during the second quarter. The Compensation Committee reviews the recommendations, makes any further adjustments and generally approves the recommendations with input from the Compensation Committee’s external compensation advisor. Recommendations regarding adjustments to Mr. Winfree and Mr. Foster’s salaries are reviewed and, if appropriate, approved by the Compensation Committee in executive session. The named executive officers received no salary increases in 2012; however, the Compensation Committee did approve increases in 2013 for executive management.

Stock-Based Compensation. The Compensation Committee recommends for approval by the board of directors stock option and restricted stock awards to employees under the Village Bank and Trust Financial Corp. Incentive Plan, as amended and restated June 11, 2013. These awards of stock options and restricted stock are utilized to attract new employees as well as to reward existing employees for performance.

In granting stock options in 2013, the Compensation Committee asked its external compensation advisor to provide a recommendation regarding a stock option grant for executive management. The Compensation Committee’s advisor recommended stock option grants for each executive based on the Company’s executive compensation philosophy statement described elsewhere in this Proxy Statement and the grants were approved.

In December 2013, the Compensation Committee also approved a restricted stock award of 61,349 shares to Mr. Foster. In approving this award, the Compensation Committee concluded that it should be a time-vested stock award. In accordance with FASB ASC Topic 718, the compensation expense for these restricted stock awards was recognized in the 2013 fiscal year.

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Information on restricted stock and option awards to named executive officers in 2013 is provided in the following table:

Grants of Plan-Based Awards in 2013

			All Other
		All Other	Option
		Stock Awards:	Awards:	Exercise or	Grant Date
		Number of	Number of	Base Price of	Fair Value
		Shares of	Securities	Option	of Stock
	Grant	Stock or	Underlying	Awards	and Option
Name	Date	Units (#) (1)	Options (#)	($/Sh)	Awards ($) (2)

Thomas W. Winfree		-	-	$-	$-

William G. Foster	8/8/2013	61,349			84,048

C. Harril Whitehurst, Jr.	9/26/2013		5,000	$1.61	4,845

Raymond E. Sanders	7/15/2013		5,000	$1.58	2,898
	9/26/2013		4,000	1.61	3,876
			9,000		6,774

________________________________________________________

(1) Consists of restricted stock award.

(2) The amounts reported reflect the aggregate grant date fair value of the awards computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation – Stock Compensation.

No restricted stock awards or options were granted to the named executive officers in 2012.

Non-Equity Incentive Plan Compensation. We offer executive management an opportunity to receive an annual target non-equity incentive bonus of 15 to 20 percent of their year-end base salary, depending on the executive’s responsibilities. To determine an executive officer’s non-equity incentive, the Compensation Committee adopted the 2009 Management Incentive Plan (the “Plan”). Under the Plan, an executive officer can earn a bonus by achieving short-term financial and productivity goals established by the Compensation Committee. These goals are customized for each executive before the beginning of the Plan year to reflect a mix of corporate and individual initiatives and reflect a minimum, target and maximum amount of incentive. For example, Mr. Winfree’s targeted incentive awards under the Plan are weighted between corporate (70%) and individual (30%) goals. For others in executive management, the mix of corporate and individual weights is generally 60% / 40% or 50% / 50%, respectively, depending on the organizational responsibility of each executive. At a meeting of the Compensation Committee, usually in December, the Compensation Committee’s external compensation advisor recommends award targets and the award schedule (minimum to maximum awards and their relationship to performance intervals), for the upcoming year. The Compensation Committee suspended the Plan for 2011, 2012 and 2013.

Supplemental Executive Retirement Plan. We believe that retirement compensation plays an important role in retaining key executives, as well as helping them provide for retirement. The Compensation Committee retained the compensation advisor to analyze the total retirement benefits provided by the Company and Social Security to employees with various levels of compensation and years of service so that the Compensation Committee could determine the projected replacement ratio of income at retirement compared with active employment. Because of limits under our qualified retirement plan on the amount of deferrals that our executives can make, several of our executives can expect to have a lower retirement replacement ratio than we have targeted for all employees. Consequently, as a matter of “pension equity”, we have adopted a supplemental plan which should provide a benefit for designated executives that will help approach the targeted retirement replacement ratio.

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For that reason, we provide a benefit for senior management, including each of the named executive officers. The Company provides a potential supplemental retirement plan benefit of $50,000 annually for 20 years to Mr. Winfree and a potential benefit of $25,000 annually for 15 years to Messrs. Whitehurst and Sanders. The Company has applied for approval from the Board of Governors of the Federal Reserve System (the “Federal Reserve”) and the Federal Deposit Insurance Corporation (the “FDIC”) of a potential supplemental retirement plan benefit of $50,000 annually for 20 years for Mr. Foster. To qualify for the benefit, the executive must remain in the employment of the Company for a stated period of time. Under the plan’s vesting schedule, Mr. Winfree is completely vested. Mr. Foster is in his second year of service and Messrs. Whitehurst and Sanders have completed 9 years of a 10 year vesting schedule. In the event of a pre-retirement death, vesting is accelerated and the executive’s named beneficiary receives the benefit under the applicable payout schedule. In the event of a post-retirement death, the executive’s named beneficiary receives any remaining benefit payments under the applicable payout schedule. In the event of a termination of employment resulting from a change in control of the Company, vesting is accelerated and the benefit is paid under the applicable payout schedule.

2013 Shareholder Advisory Vote

In 2013, our shareholders voted their approval of the compensation of our executives as described in the Proxy Statement for the Annual Meeting of Shareholders. Approximately 88.6% of all votes cast were for approval of our executive compensation. The Compensation Committee considers these results and appreciates this strong showing of shareholder support for our compensation philosophy, plans and practices. The Compensation Committee strives to continue its work consistent with this support.

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Outstanding Equity Awards

The following table sets forth certain information with respect to the amount and value of outstanding equity awards on an award-by-award basis held by the named executive officers at December 31, 2013.

Outstanding Equity Awards at Fiscal Year-end

		Option Awards				Stock Awards
						Number of	Market Value
						Shares	of Shares
		Number of Securities				or Units	or Units
		Underlying		Option	Option	of Stock That	of Stock That
	Grant	Unexercised Options (#)		Exercise	Expiration	Have Not	Have Not
Name	Date	Exercisable	Unexercisable	Price ($)	Date (1)	Vested (#) (2)	Vested ($) (3)

Thomas W. Winfree		-	-

William G. Foster	8/20/2012	5,000	3,750	$1.00	8/20/2022
	8/19/2013					61,349	$86,502

C. Harril Whitehurst, Jr.	9/26/2013	5,000	5,000	$1.61	9/26/2023

Raymond E. Sanders	7/15/2013	5,000	5,000	$1.58	7/15/2023
	9/26/2013	4,000	4,000	1.61	9/26/2023
		9,000	9,000

_________________________________________________________

(1) Each of the incentive stock option awards vests according to the following schedule: 25% after one year, 25% after two years and 50% after three years; once an installment of shares vests and becomes exercisable, the award recipient may exercise such options, or any portion of such installment, for a term often years after the date of grant.

(2) This column represents restricted stock awards. Restricted awards vest on the same schedule as stock options awards.

(3) The market value of the stock awards that have not vested was determined based on the per share closing price of the Company’s common stock on December 31, 2013 ($1.41).

Employment and Change-in-Control Agreements with Named Executive Officers

Securing the continued service of key executives is essential to the successful future of the Company. Employment agreements and management continuity agreements (which help retain key executives during a possible change of control situation) assist the Company by providing security to key executives.

The Company has an employment agreement with Mr. Foster and the Bank has employment agreements with Messrs. Sanders and Whitehurst. In addition, the Company and the Bank had an employment agreement with Mr. Winfree prior to his retirement on February 28, 2014.

Mr. Foster’s employment agreement was entered into on August 8, 2013 with an initial term of three years. Pursuant to the terms of his agreement, Mr. Foster was employed initially as the President of the Company and the Bank and became Chief Executive Officer and a director of the Company and the Bank upon Mr. Winfree’s retirement. The agreement may be extended by mutual agreement of the parties at any time. Annually, the Compensation Committee of the board of directors will review Mr. Foster’s performance for the immediately preceding year and, after such review, may extend his employment agreement. Mr. Foster currently receives a base salary of $250,000 per year, an increase from the initial base salary of $200,000 per year that he received prior to becoming Chief Executive Officer. Pursuant to his agreement, he is entitled to participate in the Village Bank Supplemental Executive Retirement Plan with a potential annual benefit of $50,000 for 15 years. The Company has applied for approval from the Federal Reserve and the FDIC to increase the term of this annual retirement benefit from 15 years to 20 years. In addition, he was granted restricted stock awards in the amount of $100,000 and will be entitled to participate in benefit plans available to senior executives of the Company and the Bank. Mr. Foster is not entitled to any severance benefits pursuant to his employment agreement. The Company has also applied for approval from the Federal Reserve and the FDIC of a separate severance and change of control agreement for Mr. Foster.

20

Messrs. Whitehurst’s and Sanders’ employment agreements were renewed pursuant to their terms on January 1, 2013 and will expire on December 31, 2014. The executives agreed to perform the services and duties appropriate to their capacities as Executive Vice Presidents of the Bank. Annually, the Compensation Committee of the board of directors reviews Messrs. Whitehurst’s and Sanders’ performance for the immediately preceding year and, after such review, may extend their employment agreements for an additional twenty-four months. Mr. Whitehurst currently receives an annual base salary of $175,852 and Mr. Sanders currently receives an annual base salary of $171,700. Each of Messrs. Whitehurst and Sanders is a participant in the Village Bank Supplemental Executive Retirement Plan with a potential annual benefit of $25,000 for 15 years and each is entitled to participate in benefit plans available to senior executives of the Company and the Bank. Under the terms of their agreements, each of Messrs. Whitehurst and Sanders is entitled to severance payments equal to his respective salary for the balance of the term of his agreement if he is terminated without “Cause” or if he resigns with “Good Reason”, each as defined in his respective agreement. In addition, for a period of six months after termination or resignation under such circumstances, he will continue to receive benefits under all other employee benefit plans or programs in which he was participating prior to termination or resignation, or, if continued participation is not possible, an equivalent value.

Mr. Winfree’s employment agreement with the Company and the Bank was entered into on May 1, 2001 with an initial term of three years. Under the agreement, Mr. Winfree agreed to perform the services and duties appropriate to his positions at that time of President and Chief Executive Officer of the Company and the Bank. Such agreement was effective until September 28, 2013, at which time Mr. Winfree stepped down as President and entered into a new employment agreement covering the period from September 28, 2013 to September 27, 2014. His new agreement was effective until his retirement from his position as Chief Executive Officer on February 28, 2014.

The Company and the Bank are parties to written agreements with the Federal Reserve, the FDIC and the Bureau of Financial Institutions of the Virginia State Corporation Commission that prohibit the Company and the Bank from making severance payments to employees. As a result, the Company and the Bank are prohibited from paying the severance and change in control payments described above while such regulatory agreements remain in place.

TARP Standards on Executive Compensation

In May 2009, the Company sold a series of its preferred stock to the U.S. Treasury under the TARP Capital Purchase Program.  As a result of this transaction, the Company became subject to certain executive compensation and corporate governance requirements applicable to its senior executive officers under section 111 of Emergency Economic Stabilization Act of 2008 (“EESA”), as implemented by U.S. Treasury regulations. In addition, each of Messrs. Sanders, Whitehurst and Winfree executed consent letter agreements with the U.S. Treasury pursuant to which each specifically agreed to be subject to the executive compensation and corporate governance requirements under EESA and waived his right to certain benefits included in his respective employment agreement. Those restrictions were applicable until the Company, at the direction of the U.S. Treasury, had its preferred stock sold at auction to third party purchasers effective on November 19, 2013. At consummation of the sale of the preferred stock, the U.S. Treasury’s oversight and regulation of the Company’s executive compensation ceased to exist.

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Certain Relationships and Related Transactions

Some of the directors and officers of the Company are customers of the Company and the Bank, and the Company and the Bank have had banking transactions in the ordinary course of business with directors, officers, and their associates, on substantially the same terms, including interest rates, collateral and repayment terms on loans, as those prevailing at the same time for comparable transactions with persons not related to the Company All outstanding loans to such officers and directors and their associates are current as to principal and interest and do not involve more than the normal risk of collectability or present other unfavorable features. None of such outstanding loans are classified as non-accrual, past due, restructured or potential problems. As of December 31, 2013, all loans to directors, executive officers and their affiliates totaled approximately $7,929,000 or approximately 43% of shareholders’ equity at such date.

There are no legal proceedings to which any director, officer or associate is a party that would be material and adverse to the Company.

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PROPOSAL TWO

ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

As part of implementing the “say on pay” requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, pursuant to applicable rules, the SEC requires a separate and non-binding shareholder vote to approve the compensation of the named executive officers in this Proxy Statement. This proposal, commonly known as a “say on pay” proposal, gives shareholders the opportunity to endorse or not endorse a company’s executive pay program. Accordingly, shareholders of the Company are being asked to approve the following resolution:

“RESOLVED, that the shareholders of the Company approve the compensation of executive officers as disclosed in this Proxy Statement pursuant to the rules of the Securities and Exchange Commission.”

As stated above, this is an advisory vote only. Approval of the proposed resolution requires the affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote.

The board of directors believes that the Company’s compensation policies and procedures are strongly aligned with the long-term interests of its shareholders. Because your vote is advisory, it will not be binding upon the board of directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL

OF PROPOSAL TWO-ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

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PROPOSAL THREE

APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF

INCORPORATION TO AUTHORIZE ITS BOARD OF DIRECTORS TO EFFECT

A REVERSE STOCK SPLIT OF ITS COMMON STOCK

On February 25, 2014, the board of directors adopted resolutions: (1) declaring that an amendment to the Company’s Articles of Incorporation to effect a reverse stock split, as described below, was advisable and (2) directing that a proposal to approve the reverse stock split be submitted to the shareholders for their approval at the Annual Meeting (the “Reverse Stock Split Proposal”). The Company’s shareholders approved a similar resolution at the 2013 annual meeting. The board considered implementing a reverse split in 2013 but, due to prevailing market conditions and other factors, concluded that such action was not at that time in the best interests of shareholders. The authority granted by the shareholders at the 2013 annual meeting expired on September 30, 2013. For the reasons discussed below, the Company is again seeking the approval of the shareholders to effect a reverse split of the Company’s common stock if such action is deemed advisable by the board.

The Reverse Stock Split Proposal

The form of the proposed amendment to the Company’s Articles of Incorporation to effect the reverse stock split is attached to this Proxy Statement as Appendix A. Under the terms of the Reverse Stock Split Proposal, the board of directors will be given the authority to determine whether and when to implement the proposed amendment. If and when a reverse stock split is implemented, the board of directors will determine some amount, between 5 to 20 shares of issued and outstanding common stock of the Company (“Old Common Stock”) which shall automatically be reclassified and converted into one share of common stock (the “Reverse Stock Split”). If the Reverse Stock Split Proposal is approved by our shareholders, the board of directors will determine, prior to the filing of the amendment with the Virginia State Corporation Commission, whether such an action is in the best interest of the shareholders, and if so, when the Reverse Stock Split shall occur and the ratio for such split. The board of directors will consider, among other things, the market price and liquidity of our common stock prior to implementing the Reverse Stock Split.

No fractional shares of common stock will be issued in connection with any Reverse Stock Split. To avoid the existence of fractional shares of our common stock, the number of shares issued to each shareholder will be rounded up to the nearest whole number, if, as a result of the Reverse Stock Split, the number of shares owned by any shareholder would not be a whole number.

Background and Reasons for the Proposal

The board of directors is submitting the Reverse Stock Split Proposal to our shareholders for approval with the primary intent of increasing the market price of our common stock. If approved by the shareholders and implemented by the board of directors, the Reverse Stock Split should also enhance liquidity. Accordingly, we believe that providing the board of directors with the ability to effect the Reverse Stock Split is in the Company’s and our shareholders’ best interests.

We believe that the Reverse Stock Split, if implemented, will make our common stock more attractive to a broader range of institutional and other investors, as we believe that the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that, if approved and implemented by our board of directors, a Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our common stock.

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Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if implemented, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. The Company does not have any plans to issue any new shares of its common stock as part of the Reverse Stock Split.

If the shareholders approve the Reverse Stock Split Proposal at the Annual Meeting, the board of directors will have authority to implement the Reverse Stock Split until the close of business on December 31, 2014. Following such date, the board of directors will cease to have authority to implement the Reverse Stock Split in connection with such approval.

Board Discretion to Implement the Reverse Stock Split

If the proposed amendment is approved by our shareholders, it will be implemented, if at all, only upon a determination by our board of directors that a reverse stock split, at a ratio determined by the board of directors within the range of 5 to 20 shares of Old Common Stock for each new share of common stock, is in the best interests of our shareholders. The board of directors’ determination as to whether such a split will be implemented and, if so, the effective time and the ratio of such split, will be based upon several factors, including existing and expected marketability and liquidity of our common stock, prevailing market conditions and the likely effect on the market price of our common stock. If our board of directors determines to implement the Reverse Stock Split, the board of directors will consider various factors in selecting the ratio, including the overall market conditions at the time and the recent trading history of our common stock.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

In connection with the Reverse Stock Split, 5 to 20 shares of Old Common Stock will be combined into one new share of common stock. The number of shares of common stock issued and outstanding will therefore be reduced. The table below illustrates the effect of the Reverse Stock Split on the total number of common stock shares, within the authorized range of 5 to 20, expected to be outstanding after the completion of the Reverse Stock Split (excluding the effect of fractional shares). As of the date hereof, there are 5,338,294 shares of common stock outstanding.

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Approximate Number of
Outstanding Shares of
Reverse Stock	Common Stock Following the
Split Ratio	Reverse Stock Split

1 for 5	1,067,659
1 for 6	889,716
1 for 7	762,614
1 for 8	667,287
1 for 9	593,144
1 for 10	533,830
1 for 11	485,300
1 for 12	444,858
1 for 13	410,638
1 for 14	381,307
1 for 15	355,886
1 for 16	333,643
1 for 17	314,017
1 for 18	296,572
1 for 19	280,963
1 for 20	266,915

If implemented, the Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power.

The Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

If the Reverse Stock Split is implemented, after the effective time, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

After the effective time, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act. Our common stock will continue to be listed on the NASDAQ Capital Market under the symbol “VBFC,” or such other trading symbol as may be applicable at the time.

Beneficial Holders of Common Stock (i.e., shareholders who hold shares in street name)

If the Reverse Stock Split is implemented, we intend to treat shares held by shareholders through a bank, broker, custodian or other nominee in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split. Shareholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

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Holders of Certificated Shares of Common Stock

If the board of directors implements the Reverse Stock Split, shareholders holding shares of our common stock in certificated form will be sent a transmittal letter by the transfer agent after the effective time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of Old Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Shareholders will then receive New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split common stock to which these shareholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate, the New Certificate will be issued with the same restrictive legend that is on the back of the Old Certificate.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

No fractional shares of common stock will be issued in connection with any Reverse Stock Split. To avoid the existence of fractional shares of our common stock, the number of shares issued to each shareholder will be rounded up to the nearest whole number, if, as a result of the Reserve Stock Split, the number of shares owned by any shareholder would not be a whole number.

Effect of the Reverse Stock Split on Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants (including the warrant to purchase common stock held by the U.S. Treasury), convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards and units will be similarly adjusted. The number of shares reserved for issuance under these securities will be reduced proportionately based upon the Reverse Stock Split ratio determined by the board of directors.

Accounting Matters

As of the effective time, the stated capital attributable to common stock on the Company’s balance sheet will be reduced proportionately based on the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

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Certain Material Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address all of the tax consequences that may be relevant to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as a “capital asset” (generally, property held for investment).

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

EACH SHAREHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Recapitalization Treatment

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss will be recognized upon the Reverse Stock Split. Accordingly, the aggregate tax basis in the common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis in the common stock surrendered, and the holding period for the common stock received should include the holding period for the common stock surrendered.

No Appraisal Rights

Under Virginia law and our Articles of Incorporation, holders of our common stock will not be entitled to appraisal rights with respect to the Reverse Stock Split.

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Vote Required

The affirmative vote of a majority of the holders of shares of common stock entitled to vote at the Annual Meeting is required to approve the Reverse Stock Split Proposal. Abstentions and broker non-votes, if any, will have the effect of a vote against the Reverse Stock Split Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL

OF PROPOSAL THREE-APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF

INCORPORATION TO AUTHORIZE ITS BOARD OF DIRECTORS TO EFFECT

A REVERSE STOCK SPLIT OF ITS COMMON STOCK

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PROPOSAL FOUR

APPROVAL OF AN AMENDMENT TO THE

VILLAGE BANK AND TRUST FINANCIAL CORP. INCENTIVE PLAN

The Proposal

The board of directors has approved, and recommends that the Company’s shareholders approve, an amendment to the Village Bank and Trust Financial Corp. Incentive Plan (the “Plan”). The amendment increases the number of shares of common stock reserved for issuance under the Plan from 555,000 to 780,000 (an increase of 225,000 shares). There are no other changes to the Plan.

The Company’s experience with stock options and other stock-based incentives has convinced the board of directors of their important role in recruiting and retaining officers, directors and employees with ability and initiative and in encouraging such persons to have a greater financial investment in the Company. The board of directors approved the amendment to the Plan on February 25, 2014.

         The complete text of the Plan, as proposed to be amended, is attached to this Proxy Statement as Appendix B. The following summary provides a general description of the principal features of the Plan and is qualified in its entirety by reference to Appendix B.

General Information

The board of directors administers the Plan.  The Plan authorizes the board of directors to grant one or more of the following awards to directors, officers, key employees, consultants and advisors to the Company and its subsidiaries who are designated by the board:

•	stock options;
•	stock appreciation rights (“SARs”);
•	stock awards, which include awards of both common stock and restricted stock; and
•	stock units.

If the shareholders approve the amendment to the Plan, the Company will be authorized to issue under the Plan up to 780,000 shares of common stock.  Generally, if an award is forfeited, expires or terminates, the shares allocated to that award under the Plan may be reallocated to new awards under the Plan. Shares surrendered pursuant to the exercise of a stock option or other award or in satisfaction of tax withholding requirements under the Plan may also be reallocated to other awards.

The Plan provides that, if there is a stock split, stock dividend or other event that affects the Company’s capitalization, appropriate adjustments will be made in the number of shares that may be issued under the Plan and in the number of shares and price of all outstanding grants and awards made before such event. If the Reverse Stock Split Proposal is approved by shareholders and the board of directors authorizes a Reverse Stock Split, the maximum number of shares as to which awards may be issued under the Plan and the terms of outstanding awards shall be proportionately adjusted.

As of March 21, 2014, the Company has made grants and awards as to 170,651 shares of common stock reserved for issuance under the Plan, issued 23,701 shares of common stock for restricted stock awards and issued 71,385 shares of common stock for options that have been exercised under the Plan. These amounts reflect shares that have been forfeited or canceled in accordance with the terms of a grant or award or have been surrendered or withheld in satisfaction of tax withholding requirements. As a result, 289,263 shares of common stock remain available for grants and awards under the Plan. On March 21, 2014, the closing price for a share of the Company’s common stock on the Nasdaq Capital Market was $1.42.

The following table sets forth information as of March 21, 2014, relating to all outstanding grants of stock options under the Plan to (i) each of the named executive officers, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group and (iv) all employees, including all current officers who are not executive officers, as a group. The table does not include awards of common stock and restricted stock.

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Outstanding Grants of Stock Options

	Number of		Value of
	Securities		Unexercised
	Underlying	Exercise or	In-the-Money
	Options	Base Price	Options at
	Granted	($/Share)	March 21, 2014

Thomas W. Winfree	-	$-	$-
William G. Foster	5,000	1.00	2,100
C. Harril Whitehurst, Jr.	5,000	1.61	-
Raymond E. Sanders	9,000	1.59	-
Executive Group	19,000	1.44	-
Non-Executive Director Group	57,222	9.22	-
Non-Executive Officer Employee Group	22,685	8.61	-

       _________________________________________________

(1) The value of in-the-money-options was calculated by dertermining the difference between the closing price of a share of Common Stock as reported on the Nasdaq Capital Market on March 21, 2014 ($1.42) and the exercise price of the options.

The Company intends to continue to grant awards under the Plan to directors, eligible officers and key employees. No determination has been made as to which of the persons eligible to participate in the Plan will receive awards under the Plan in the future and, therefore, the future benefits to be allocated to any individual or to various groups of eligible participants are not presently determinable.

Grants and Awards under the Plan

The principal features of awards under the Plan are summarized below.

Stock Options

The Plan permits the grant of incentive stock options and non-qualified stock options.  The exercise price for options will not be less than the fair market value of a share of common stock on the date of grant. Other than in connection with a corporate recapitalization, the option price may not be reduced after the date of grant. The period in which an option may be exercised is determined by the board on the date of grant, but may not exceed 10 years for an incentive stock option.  Payment of the option exercise price may be in cash, or in a cash equivalent acceptable to the administrator. If the agreement provides, payment may be made by directing the Company to withhold shares of common stock upon exercise, or by surrendering already owned shares. To the extent permitted under applicable laws and regulations, a “cashless exercise” may also be used.

Stock Appreciation Rights

SARs may be granted either independently or in combination with underlying stock options. Each SAR will entitle the holder upon exercise to receive the excess of the fair market value of a share of common stock at the time of exercise over the SAR’s initial value, which cannot be less than the fair market value of a share of common stock on the date of grant of the SAR. Other than in connection with a corporate recapitalization, the initial value of any SAR may not be reduced after the date of grant.  At the discretion of the board of directors, all or part of the payment in respect of a SAR may be in cash, shares of common stock or a combination thereof. The maximum period in which a SAR may be exercised is 10 years from the date of its grant.

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Stock Awards

The Company may also grant stock awards that entitle the participant to receive shares of common stock.  A participant’s rights in the stock award may be forfeitable or otherwise restricted for a period of time or subject to conditions set forth in the grant agreement, such as continued employment or achievement of performance objectives.

Stock Units

The board of directors may also award stock units, which is an award stated with reference to a number of shares of common stock.  The award may entitle the recipient to receive, upon satisfaction of performance objectives or other conditions set forth in the award agreement, cash, shares of common stock or a combination of cash and common stock.

Federal Income Tax Consequences

The principal federal income tax consequences to participants and to the Company of grants and awards under the Plan are summarized below.

Non-Qualified Stock Options

Non-qualified stock options granted under the Plan are not taxable to an optionee at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the common stock on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the optionee recognizes this income.

Incentive Stock Options

An employee will generally not recognize income on grant or exercise of an Incentive Stock Option (“ISO”); however, the amount by which the fair market value of the common stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the common stock received upon exercise of the option for one year after exercise (and for two years from the date of grant of the option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO.

Stock Appreciation Rights

There are no immediate federal income tax consequences to an employee when a SAR is granted. Instead, the employee realizes ordinary income upon exercise of an SAR in an amount equal to the cash and/or the fair market value (on the date of exercise) of the shares of common stock received. The Company will be entitled to deduct the same amount as a business expense at that time.

Stock Awards

The federal income tax consequences of restricted stock awards depend on the restrictions imposed on the stock. Generally, the fair market value of the stock received will not be includable in the participant's gross income until such time as the stock either is no longer subject to a substantial risk of forfeiture or becomes transferable. The employee may, however, make a tax election to include the value of the stock in gross income in the year of receipt despite such restrictions. The Company will be entitled to deduct the fair market value of the stock transferred to the employee as a business expense in the year the employee includes the compensation in income.

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Stock Units

A participant generally will not recognize taxable income upon the award of stock units. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of common stock for the stock unit. The amount included in the participant's income will equal the amount of cash and the fair market value of the shares of common stock received. The Company will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to the stock units.

Other Information

The Plan also provides that no award may be granted after February 27, 2016. The board of directors may amend or terminate the Plan at any time, provided that no such amendment will be made without shareholder approval if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to awards under the Plan, (ii) materially increases the benefits to participants under the Plan, or (iii) materially changes the class of employees eligible to become Participants.

The following table sets forth information as of December 31, 2013, with respect to compensation plans under which shares of common stock are authorized for issuance.

Number of
	Number of		Securities
	Securities to	Weighted	Remaining
	Be issued	Average	Available for
	Upon Exercise	Exercise Price	Future Issuance
	of Outstanding	of Outstanding	Under Equity
	Options, Warrants	Options, Warrants	Compensation
Plan Category	and Rights	and Rights	Plans (1)

Equity Compensation Plans
approved by shareholders:

Incentive Plan, as amended	160,256	$7.59	297,303
and restated June 11, 2013 (2)

Equity Compensation Plans
not approved by
shareholders: (3)	-	-	-

	160,256	$7.59	297,303

___________________________________________________

(1) Amounts exclude any securities to be issued upon exercise of outstanding options, warrants and rights.
(2) The Incentive Plan permits grants of stock options and awards of common stock and/or restricted stock, phantom stock or stock appreciation rights.
(3) The Company does not have any equity compensation plans that have not been approved by shareholders.

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Vote Required

The Plan must be approved by the affirmative vote of a majority of the votes cast on the proposal by holders of record of common stock. Abstentions and broker nonvotes are not considered votes cast and will not affect the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO APPROVE THE AMENDMENT TO THE VILLAGE BANK AND TRUST FINANCIAL CORP. INCENTIVE PLAN.

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PROPOSAL FIVE

RATIFICATION OF THE APPOINTMENT OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The board of directors has appointed the firm of BDO USA, LLP as the independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2014. BDO USA, LLP audited the financial statements of the Company for the year ended December 31, 2013.

The selection of BDO USA, LLP as the Company’s independent auditors is not required to be submitted to a vote of the shareholders for ratification. The Company is doing so because it believes that it is a matter of good corporate practice. If the shareholders fail to vote on an advisory basis in favor of the selection of BDO USA, LLP, the board of directors will reconsider whether to retain BDO USA, LLP, and may retain that firm or another firm without re-submitting the matter to the shareholders. Even if the shareholders ratify the appointment, the board of directors may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that a change would be in the Company’s best interests.

A majority of the votes cast at the meeting by holders of the common stock is required for the ratification of the appointment of the independent registered public accounting firm.

Representatives of BDO USA, LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE

SHAREHOLDERS VOTE FOR THE APPOINTMENT OF

BDO USA, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

AUDIT INFORMATION

The Audit Committee operates under a written charter that the board of directors has adopted.

Fees of Independent Registered Public Accounting Firm

Audit Fees

The aggregate fees billed by BDO USA, LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2013 and 2012, and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $145,500 for 2013 and $151,441 for 2012.

The aggregate fees billed by BDO USA, LLP for other services rendered to the Company or the Bank for the fiscal year ended December 31, 2013 were $13,000 for the audit of the Employee Benefit Plan. Fees billed by BDO USA, LLP for other services rendered to the Company for December 31, 2012 were $13,000 for the audit of the Employee Benefit Plan.

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Audit Related Fees

There were no fees billed by BDO USA, LLP for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under the heading “Audit Fees” above for the fiscal year ended December 31, 2013 and 2012.

Tax Fees

The aggregate fees billed by BDO USA, LLP for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2013 and 2012 were $33,115 and $25,800, respectively.

Audit Committee Report

The Audit Committee is composed of four directors, each of whom is independent within the meaning of the listing standards of the Nasdaq Stock Market and SEC regulations. The Audit Committee operates under a written charter adopted by the board of directors. The Audit Committee reviews its charter at least annually and revises it as necessary to ensure compliance with current regulatory requirements.

Management is responsible for:

•	the preparation, presentation and integrity of the Company’s consolidated financial statements; and
•	complying with laws and regulations and ethical business standards.

The Company’s independent registered public accounting firm is responsible for:

•	performing an independent audit of the Company’s consolidated financial statements; and
•	expressing an opinion as to the conformity of the Company’s consolidated financial statements with U.S. generally accepted accounting principles (“GAAP”).

The Audit Committee is responsible for:

•	the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company;
    the accounting firm engaged for the purpose of performing internal audit procedures for the Company;
    the firm engaged for the purpose of performing a review of the loan portfolio for the Company;
•	monitoring, overseeing and reviewing the accounting and financial reporting processes of the Company;

The Audit Committee has met and held discussions with management and BDO USA, LLP, the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements for the year ended December 31, 2013 were prepared in accordance with GAAP. The Audit Committee has reviewed and discussed these consolidated financial statements with management and BDO USA, LLP, including the scope of the independent registered public accounting firm’s responsibilities, critical accounting policies and practices used and significant financial reporting issues and judgments made in connection with the preparation of such financial statements.

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The Audit Committee has discussed with BDO USA, LLP the matters required to be discussed by AS16 (Codification of Statements on Auditing Standard, AU 380), as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the Public Accounting Oversight Board regarding BDO USA, LLP’s communications with the Audit Committee concerning independence, and has discussed with BDO USA, LLP the firm’s independence from the Company. Moreover, the Audit Committee has considered whether the provision of the audit services described above is compatible with maintaining the independence of the independent auditors.

Based upon its discussions with management and BDO USA, LLP and its review of the representations of management and the report of BDO USA, LLP to the Audit Committee, the Audit Committee recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC. By recommending to the board of directors that the audited consolidated financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit Committee Members

R. Calvert Esleeck, Jr., Co-Chair

Charlie E. Walton, Co-Chair

William B. Chandler

George R. Whittemore

Midlothian, Virginia

April 11, 2014

Pre-Approval Policies

All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by BDO USA, LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s Charter provides for pre-approval of audit, audit-related and tax services. The Charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

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PROPOSALS FOR 2015

ANNUAL MEETING OF SHAREHOLDERS

The next Annual Meeting of shareholders will be held by the Company on or about May 26, 2015. Any shareholder who wishes to submit a proposal for consideration at that meeting, and who wishes to have such proposal included in the Company’s Proxy Statement, must comply with SEC Rule 14a-8 and must submit the proposal in writing no later than December 12, 2014. All such proposals and notifications should be sent to William G. Foster, Jr., President and Chief Executive Officer, at P.O. Box 330, 15521 Midlothian Turnpike, Suite 200, Midlothian, Virginia 23113.

The Company’s bylaws also prescribe the procedure that a shareholder must follow to nominate directors for election. Such nominations require written notice delivered to the Secretary of the Company at its principal executive office not less than 60 days nor more than 90 days prior to the date of the Annual Meeting; or in the event that less than 70 days notice or prior public disclosure of the date of the meeting is given or made, the shareholder has 10 days after the earlier of the date of notice or public disclosure to give written notice. The written notice must provide certain information and representations regarding both the nominee and the shareholder making the nomination and a written consent of the nominee to be named in a Proxy Statement as a nominee and to serve as a director if elected. Any shareholder may obtain a copy of the bylaws, without charge, upon written request to the Corporate Secretary of the Company. Based upon an anticipated date of May 26, 2015 for the next Annual Meeting, the Company must receive any notice of nomination or other business no later than March 27, 2015 and no earlier than February 25, 2015 for such meeting.

OTHER MATTERS

THE COMPANY’S ANNUAL REPORT TO SHAREHOLDERS (THE “ANNUAL REPORT”), WHICH INCLUDES A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2013 (EXCLUDING EXHIBITS), AS FILED WITH THE SEC, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF THE ANNUAL REPORT MAY ALSO BE OBTAINED WITHOUT CHARGE BY WRITING TO C. HARRIL WHITEHURST, JR., EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, WHOSE ADDRESS IS P.O. BOX 330, MIDLOTHIAN, VIRGINIA, 23113-0330. THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

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Appendix A

ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION

OF VILLAGE BANK AND TRUST FINANCIAL CORP.

The undersigned, on behalf of the corporation set forth below, pursuant to Title 13.1, Chapter 9, Article 11 of the Code of Virginia, states as follows:

1.	The name of the Corporation is the Village Bank and Trust Financial Corp.

2.	The corporation’s Articles of Incorporation are amended as follows:

(a)	[The following paragraph is hereby added to the Articles as Article [ ], paragraph [ ]:

[(i)] As of [time] on [date] (the “Effective Time”), a reverse stock split (“Reverse Stock Split”) will occur, a result of which each                      shares of issued and outstanding common stock of the Corporation (“Old Common Stock”) shall automatically, without further action on the part of the Corporation or any holder of such common stock, be reclassified and converted into one (1) share of the Corporation’s common stock (“New Common Stock”). The Corporation will not issue fractional shares. The number of shares to be issued to each stockholder will be rounded up to the nearest whole number if, as a result of the Reverse Stock Split, the number of shares owned by any stockholder would not be a whole number. From and after the Effective Time, Old Certificates shall confer no right upon the holders thereof other than the right to exchange them for the New Certificates pursuant to the provisions hereof.”]

3.	The foregoing amendment was adopted on [ ], 2014.

4.	Pursuant to Article VII of the Corporation’s Articles of Incorporation, this amendment has been approved and recommended by at least two-thirds (2/3) of the board of directors of the Corporation.

5.	The amendment was proposed by the board of directors and submitted to the shareholders in accordance with the provisions of Title 13.1, Chapter 9 of the Code of Virginia, and

(a)	The number of shares outstanding on the record date, the number of shares entitled to vote on the proposed amendment and the number of shares voted for and against the amendment were as follows:

Number of shares outstanding:	[__________]
Number of shares entitled to vote:	[__________]
Number of shares voted for:	[__________]
Number of shares voted against:	[__________]

(b)	The total number of votes case for the amendment was sufficient for approval of the amendment.

IN WITNESS WHEREOF, Village Bank and Trust Financial Corp. has caused these Articles of Amendment to the Articles of Incorporation to be signed by [__________], a duly authorized officer of the Corporation.

VILLAGE BANK AND TRUST FINANCIAL CORP.

By:
Name:
Title:

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Appendix B

VILLAGE BANK AND TRUST FINANCIAL CORP.

INCENTIVE PLAN

as Amended and Restated June 11, 2013

ARTICLE I

DEFINITIONS

1.01	Affiliate

Affiliate means any "subsidiary" or "parent company" (within the meaning of Section 424 of the Code) of the Company.

1.02	Agreement

Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award issued to such Participant.

1.03	Award

Award means an award of Stock Units, a Stock Award, Option or SAR.

1.04	Board

Board means the Board of Directors of Village Bank and Trust Financial Corp.

1.05	Change of Control

Change of Control means any of the following: (i) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, who after the effective date of the Plan becomes the beneficial owner of shares of the Company having 20 percent or more of the total number of votes that may be cast for the election of the Board of Directors of the Company; or (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board or any successor to the Company.

1.06	Change of Control Date

Change of Control Date means the date on which an event described in (i) or (ii) of Section 1.05 occurs. If a Change of Control occurs on account of a series of transactions, the Change of Control Date is the date of the last of such transactions.

1.07	Code

Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.08	Common Stock

Common Stock means the Common Stock of the Company.

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1.09	Company

Company means Village Bank and Trust Financial Corp.

1.10	Corresponding SAR

Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.11	Fair Market Value

Fair Market Value means, on any given date, the average of the bid and asked prices at closing of a share of Common Stock on the NASDAQ National Market System or the Principal Stock Exchange on which the Common Stock is traded or if the Common Stock was not traded on such day, then on the next preceding day that the Common Stock was traded, all as reported by such source as the Board may select. If the Common Stock does not trade on the NASDAQ National Market System or other established securities market, Fair Market Value means the value that the Board, in its good faith business judgment, determines using a reasonable application of a reasonable valuation method.

1.12	Incentive Stock Option

Incentive Stock Option means an Option that qualifies and is intended to qualify as an incentive stock option under Section 422 of the Code.

1.13	Initial Value

Initial Value means, with respect to a Corresponding SAR, the Option price per share of the related Option, and with respect to a SAR granted independently of an Option, the price per share of Common Stock as determined by Board on the date of grant, provided, however, that the price per share of Common Stock encompassed by the grant of a SAR shall not be less than the Fair Market Value on the date of grant.

1.14	Non-Qualified Stock Option

Non-Qualified Stock Option means an Option other than an Incentive Stock Option.

1.15	Option

Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.16	Participant

Participant means an employee of the Company or of a Subsidiary, a member of the Board or the Board of Directors of a Subsidiary or any consultant or advisor to the Company or a Subsidiary who satisfies the requirements of Article IV and is selected by the Board to receive an Award.

1.17	Plan

Plan means the Village Bank and Trust Incentive Plan, as amended and restated effective February 28, 2006.

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1.18	Rule 16b-3

Rule 16b-3 means Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Securities Exchange Act of 1934, as amended from time to time.

1.19	SAR

SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value at the time of exercise over the Initial Value of the SAR.

1.20	Securities Broker

Securities Broker means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Plan section 6.09.

1.21	Stock Award

Stock Award means Common Stock awarded to a Participant under Article IX.

1.22	Subsidiary

Subsidiary means any company (other than the Company) in an unbroken chain of companies beginning with the Company if each of the companies in the chain (other than the last company) owns stock possessing at least 50 percent of the total combined voting power of all classes of stock in one of the other companies in such chain.

ARTICLE II

PURPOSE

The Plan is intended to assist the Company in recruiting and retaining individuals with ability and initiative by enabling those individuals who contribute significantly to the Company or an Affiliate to participate in its future success and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the award of Stock Units and Stock Awards, and the issuance of Options, both Incentive Stock Options or Non-Qualified Stock Options, and SARs. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

ARTICLE III

ADMINISTRATION

The Plan shall be administered by the Board. The Board shall have authority to issue Awards upon such terms (not inconsistent with the provisions of this Plan) as the Board may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on (i) the exercisability of all or any part of an Option or SAR and (ii) the transferability or forfeitability of a Stock Award or Stock Unit. Notwithstanding any such conditions, the Board may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or both, or the time at which an Award of Stock Units may be settled. In addition, the Board shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Board shall not be construed as limiting any power or authority of the Board.

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Any decision made, or action taken, by the Board or in connection with the administration of this Plan shall be final and conclusive. No member of the Board shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award. All expenses of administering this Plan shall be borne by the Company.

ARTICLE IV

ELIGIBILITY

Any employee of the Company, any member of the Board, any employee or director of a Subsidiary (including any Company that becomes a Subsidiary after the adoption of this Plan), or any consultant or advisor to the Company or a Subsidiary is eligible to participate in the Plan if the Board, in its sole judgment determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or a Subsidiary.

ARTICLE V

STOCK SUBJECT TO PLAN

5.01	Shares Issued

Upon the award of shares of Common Stock pursuant to a Stock Award or in settlement of an award of Stock Units, the Company may issue shares of Common Stock from its authorized but unissued Common Stock. Upon the exercise of any Option or SAR, the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

5.02	Aggregate Limit

The maximum aggregate number of shares of Common Stock that may be issued under this Plan, pursuant to the exercise of SARs and Options, the grant of Stock Awards and the settlement of Stock Units is 780,000 shares.

5.03	Reallocation of Shares

If shares of Common Stock subject to an Award are forfeited, expire or otherwise terminate without the issuance of shares of Common Stock, the shares of Common Stock shall, to the extent of any such forfeiture, expiration, termination, cash-settlement or non-issuance, again be available to be granted under this Plan. If shares of Common Stock are surrendered either actually or by attestation or withheld (i) pursuant to the exercise of an Option or other Award under the Plan or (ii) in satisfaction of tax withholding requirements with respect to Awards under the Plan, the number of shares surrendered may be reallocated to other Awards to be granted under this Plan.

ARTICLE VI

OPTIONS

6.01	Award

In accordance with the provisions of Article IV, the Board will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by each such Award.

6.02	Designation of Option

The Board will designate at the time an Option is granted whether the Option is to be treated as an Incentive Stock Option or a Non-Qualified Stock Option. In the absence of any such designation, such Option shall be treated as a Non-Qualified Stock Option.

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6.03	Option Price

The price per share for Common Stock purchased on the exercise of an Option shall be fixed by the Board on the date of grant, but shall not be less than the Fair Market Value on such date.

6.04	Maximum Option Period

The maximum period in which an Option may be exercised shall be determined by the Board on the date of grant; provided, however that an Incentive Stock Option shall not be exercisable after the expiration of 10 years from the date the Incentive Stock Option was granted.

6.05	Nontransferability

Except as provided in Plan section 6.06, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, the Option and Corresponding SAR that relates to such Option must be transferred to the same person or persons, trust or estate. Except as provided in Plan section 6.06, during the lifetime of the Participant to whom an Incentive Stock Option or related SAR is granted, the Option or SAR may be exercised only by the Participant. No right or interest of a Participant in any Option or SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.06	Transferable Options

Plan section 6.05 to the contrary notwithstanding, and if the Agreement provides, a Non-Qualified Stock Option may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 as in effect from time to time. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.07	Employment or Service

For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any grant provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Board may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.08	Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Board shall determine; provided, however, that Incentive Stock Options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for stock having a Fair Market Value (determined as of the date an Option is granted) exceeding the limit prescribed by Section 422(d) of the Code. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. Such partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan with respect to remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

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6.09	Payment

Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or cash equivalent acceptable to the Board or by cashless exercise described herein. If the Agreement provides, payment of all or part of the Option price may be made by withholding shares of Common Stock upon exercise of an Option or by surrendering already owned shares of Common Stock to the Company, provided the shares withheld or surrendered have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof. In addition, the Board may establish such payment or other terms as it may deem to be appropriate and consistent with these purposes. To the extent permitted under the applicable laws and regulations, at the request of the Participant and with the consent of the Board, the Company agrees to cooperate in a "cashless exercise" of the Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to exercise all or part of the Option, including instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith.

6.10	Shareholder Rights

No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date he exercises such Option.

6.11	Disposition of Stock

A Participant shall notify the Company of any sale or other disposition of Common Stock acquired pursuant to an Option that was an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

ARTICLE VII

SARS

7.01	Award

In accordance with the provisions of Article IV, the Board will designate each individual to whom SARs are to be granted and will specify the number of shares of Common Stock covered by each such Award provided, however, no Participant may be granted Corresponding SARs of common stock (under all Incentive Stock Option plans of the Company and its Affiliates) that are related to Incentive Stock Options which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds the limit prescribed by Section 422(d) of the Code.

7.02	Maximum SAR Period

The maximum period in which an SAR may be exercised shall be 10 years from the date such SAR was granted. The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03	Nontransferability

Except as provided in Plan section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. Except as provided in Plan section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

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7.04	Transferable SARs

Plan section 7.03 to the contrary notwithstanding, if the Agreement provides, an SAR, other than a Corresponding SAR that is related to an Incentive Stock Option, may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 as in effect from time to time. The holder of an SAR transferred pursuant to this section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution. In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

7.05	Exercise

Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Board shall determine; provided, however, that a Corresponding SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06	Employment or Service

In the event that the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Board may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.07	Settlement

At the Board’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.08	Shareholder Rights

No Participant shall, as a result of receiving an SAR, have any rights as a shareholder of the Company until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

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ARTICLE VIII

STOCK AWARDS

8.01	Award

In accordance with the provisions of Article IV, the Board will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by each such Award.

8.02	Vesting

The Board may, on the date of the Award, prescribe that the Participant’s rights in the Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. By way of example and not of limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant separates from the service of the Company and its Subsidiaries before the expiration of a stated period or if the Company, a Subsidiary, the Company and its Subsidiaries or the Participant fails to achieve stated performance objectives.

8.03	Shareholder Rights

Prior to their forfeiture (in accordance with the terms of the Agreement and while the shares of Common Stock granted pursuant to a Stock Award may be forfeited or are nontransferable), a Participant will have all rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) the Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock subject to the Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award subject to a risk of forfeiture. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and no longer forfeitable.

8.04	Employment or Service

In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or service, the Board may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

ARTICLE IX

STOCK UNITS

9.01	Award

In accordance with the provisions of Article IV, the Board will designate each individual to whom an Award of Stock Units is to be made and will specify the number of shares of Common Stock covered by the Award.

9.02	Earning the Award

The Board may prescribe such terms and conditions under which a Participant shall earn a right to receive payment for Stock Units. The Board may prescribe that the Stock Units, or a portion thereof, will be earned, and the Participant will be entitled to receive a payment pursuant to an Award of Stock Units, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Board and set forth in an Agreement.

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9.03	Shareholder Rights

No Participant shall, as a result of receiving an Award of Stock Units, have any rights of a shareholder of the Company or a Subsidiary until and the extent Stock Units are earned and settled in shares of Common Stock. After Stock Units are earned and settled in Common Stock, a Participant will have all the rights of a shareholder with respect to such shares.

9.04	Payment

In accordance with the Agreement, the amount payable when an award of Stock Units is earned may be settled in cash, Common Stock or a combination of cash and Common Stock. A fractional share shall not be deliverable when an Award of Stock Units is earned, but a cash payment will be made in lieu thereof.

9.05	Nontransferability

A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of an Award of Stock Units other than by will or the laws of descent and distribution. The limitations set forth in the preceding sentence shall not apply to Common Stock issued as payment pursuant to a Stock Unit.

ARTICLE X

ADJUSTMENT UPON CHANGE IN COMMON STOCK

Should the Company effect one or more (i) stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization; (ii) spin-offs, spin-outs, split-ups, split-offs, or other such distribution of assets to shareholders; or (iii) direct or indirect assumptions and/or conversions of outstanding Options due to an acquisition of the Company, then the maximum number of shares as to which Awards may be issued under this Plan shall be proportionately adjusted and their terms shall be adjusted as the Board shall determine to be equitably required, provided that the number of shares subject to any Award shall always be a whole number. Any such adjustment of outstanding Options or SARS that satisfy the requirements of the Treasury Regulation section 1.424-1 and section 409A of the Code. Any determination made under this Article X by the Board shall be final and conclusive.

The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to any Award.

ARTICLE XI

COMPLIANCE

No Option or Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company may rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted a Stock Unit is settled or for which an Option or SAR is experienced may bear such legends and statements as the Board may deem advisable to assure compliance with Federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award or Stock Unit shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Board may deem advisable from regulatory bodies having jurisdiction over such matters.

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ARTICLE XII

GENERAL PROVISIONS

12.01	Effect on Employment and Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or a Subsidiary or in any way affect any right and power of the Company or a Subsidiary to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

12.02	Unfunded Plan

The Plan, insofar as it provides for an Award, is not required to be funded, and the Company shall not be required to segregate any assets that may at any time be represented by an Award of this Plan. Any liability of the Company to any person with respect to any grant or Award under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

12.03	Change of Control

At the discretion of the Board, a Participant’s interest in a Stock Award or Stock Unit may be made nonforfeitable and transferable as of a Change of Control Date. The Board may also provide in an Agreement that a Participant may elect, by written notice to the Company within 60 days after a Change of Control Date, to receive, in exchange for a Stock Award or Stock Units, a cash payment equal to the Fair Market Value of the shares surrendered on the last business day the Common Stock is traded on the NASDAQ National Market System prior to receipt by the Company of such written notice. Notwithstanding any other provision in this Plan to the contrary, unless the Board provides otherwise in an Agreement, a grant of an Option or SAR may be exercised immediately in full upon a Change of Control.

12.04	Rules of Construction

Headings are given to the articles and sections of this Plan for ease of reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

12.05	Amendment

The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to Awards, (ii) materially increases the benefits to Participants under the Plan, or (iii) materially changes the class of employees eligible to become Participants. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Award outstanding at the time such amendment is made, except such an amendment made to cause the Plan to qualify for the Rule 16b-3 exemption. No amendment shall be made if it would disqualify the Plan from the exemption provided by Rule 16b. The Board may amend the terms of any Award theretofore issued under this Plan, prospectively or retrospectively, and include in such amendment the right of the Board to pay a Participant cash in lieu of shares of Common Stock upon the termination (by exercise or otherwise) of an Option, but no such amendment shall impair the rights of any Participant without the Participant's consent except such an amendment made to cause the Plan, or Award, to qualify for the exemption provided by Rule 16b-3.

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12.06	Duration of Plan

No Awards may be granted under this Plan more than ten years after the earlier of the date the Plan is adopted by the Board and the date that the Plan is approved in accordance with Plan section 12.07. Awards granted before that date shall remain valid in accordance with their terms.

12.07	Effective Date of Plan

This amended and restated Plan has been adopted by the Board of Directors of the Company on February 25, 2014, and shall be effective as of that date, subject, however, to approval by the shareholders of the Company entitled to vote at the Annual Meeting of Shareholders.

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REVOCABLE PROXY
VILLAGE BANK AND TRUST FINANCIAL CORP.

ANNUAL MEETING OF SHAREHOLDERS
MAY 20, 2014

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints George R. Whittemore and John T. Wash, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated hereon and upon any other matters that may properly be brought before such meeting, all shares of Common Stock that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Village Bank and Trust Financial Corp. (the "Company"), to be held on Tuesday, May 20, 2014 at 10:00 a.m. at Village Bank Corporate Headquarters, 15521 Midlothian Turnpike, Midlothian, Virginia, or any adjournments thereof, for the following purposes:

Mark here if you no longer wish to receive paper annual meeting materials and instead view them online. ☐

Mark here if you plan to attend the meeting. ☐

Mark here for address change. ☐

____

____

____

Comments:

____

____

____

FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

X **PLEASE MARK VOTES AS IN THIS EXAMPLE**

	For	With-hold	For All Except
1. To elect as directors the five persons listed as nominees below.	☐	☐	☐

For terms expiring in 2017

R.T. Avery, III
William B. Chandler
R. Calvert Esleeck, Jr.
Charles E. Walton
William G. Foster, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____

In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN THIS PROXY WILL BE VOTED FOR THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5.

Please be sure to date and sign this proxy card in the box below.

Date

Sign above — Co-holder (if any) sign above

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Please provide your e-mail address:

____

If signed as Attorney, Administrator, Executor, Guardian or Trustee, please add your title as such.

4992

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